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April 30, 2019

Touchstone Variable Series Trust
Touchstone Active Bond Fund
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Ladies and Gentlemen:
We have acted as counsel to Touchstone Variable Series Trust, a Massachusetts business trust (the “Trust”), in connection with the filing of the Trust’s registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), relating to the issuance of Class SC shares of beneficial interest, no par value (the “Shares”), of Touchstone Bond Fund, a series of the Trust (the “Acquiring Fund”), pursuant to the proposed reorganization of Touchstone Active Bond Fund (the “Target Fund”), a series of the Trust, as described in the Registration Statement (the “Reorganization”) and pursuant to the Agreement and Plan of Reorganization among the Acquiring Fund, the Target Fund, and Touchstone Advisors, Inc. (for purposes of Section 9.1 of the Agreement and Plan of Reorganization only), substantially in the form included in the Registration Statement (the “Agreement”).
You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. In connection with rendering this opinion, we have examined the Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), certain actions of the Trustees of the Trust related to the authorization and issuance of the Shares, and such other documents as we, in our professional opinion, have deemed necessary or appropriate as a basis for the opinions set forth below. In examining the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of documents purporting to be originals and the conformity to originals of all documents submitted to us as copies. As to questions of fact material to our opinion, we have relied (without investigation or independent confirmation) upon the representations contained in the above-described documents and on certificates and other communications from public officials and officers and Trustees of the Trust.
Our opinion, as set forth herein, is based on the facts in existence on the date hereof, and is limited to the statutory laws and regulations (other than the conflict of law rules) of the Commonwealth of Massachusetts, as in existence on the date hereof, and which, in our experience, are normally directly applicable to the issuance of units of beneficial interest by an entity such as the Trust. We express no opinion with respect to any other laws or regulations. No opinion is given herein as to the choice of law which any tribunal may apply. In addition, to the extent that the Declaration of Trust or the By-Laws refer to, incorporate or require compliance with the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Acquiring Fund, except for the internal substantive laws of the Commonwealth of Massachusetts, as aforesaid, we have assumed compliance with such reference, incorporation or requirement by the Acquiring Fund.

We have also assumed for purposes of this opinion that (i) the number of Shares to be issued pursuant to the Registration Statement and the Agreement will not exceed the amount of such Shares needed to consummate the Reorganization; (ii) the Agreement will have been duly completed, executed and delivered by the parties thereto in substantially the form included in the Registration Statement; (iii) any consents or approvals required, necessary or otherwise advisable for the Reorganization will have been received prior to the issuance of the Shares; (iv) the documents referred to herein that we examined in connection with rendering this opinion will not have been modified, amended, altered, withdrawn or revoked and will be in full force and effect on the date of issuance of the Shares; and (v) there will not have been any changes in applicable law or any other facts or circumstances relating to the Reorganization as of the date of the issuance of the Shares.
Based upon and subject to the foregoing and the qualifications set forth below, we are of the opinion that (a) the Shares to be issued pursuant to the Registration Statement and the Agreement have been duly authorized for issuance by the Trust; and (b) when issued and paid for upon the terms provided in the Registration Statement and the Agreement, such Shares will be validly issued, fully paid and non-assessable.
Under Massachusetts law, shareholders of a “Massachusetts business trust” could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims Shareholder and former Shareholder personal liability in connection with Trust Property or the acts, obligations, or affairs of the Trust. The Declaration of Trust provides that the Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been s Shareholder. Thus, the risk of liability is limited to circumstances in which the Trust would be unable to meet its obligations. Capitalized terms in this paragraph not otherwise defined in this opinion have the same meanings as ascribed to them in the Declaration of Trust.
This opinion is rendered in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement, the discussion of this opinion in the Joint Proxy Statement and Prospectus included in the Registration Statement and the reference to us in the Joint Proxy Statement and Prospectus. In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder. Except as specifically authorized above in this paragraph, this opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any government agency or any other person, without, in each case, our prior written consent. This opinion is given to you as of the date hereof, and we assume no obligation to advise you of any change that may hereafter be brought to our attention. The opinions expressed herein are matters of professional judgment and are not a guarantee of result.

Very truly yours, /s/ Vedder Price P.C. Vedder Price P.C.

Chicago
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vedderprice.com

April 30, 2019

Touchstone Variable Series Trust
Touchstone Focused Fund
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Ladies and Gentlemen:
We have acted as counsel to Touchstone Variable Series Trust, a Massachusetts business trust (the “Trust”), in connection with the filing of the Trust’s registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), relating to the issuance of Class SC shares of beneficial interest, no par value (the “Shares”), of Touchstone Common Stock Fund, a series of the Trust (the “Acquiring Fund”), pursuant to the proposed reorganization of Touchstone Focused Fund (the “Target Fund”), a series of the Trust, as described in the Registration Statement (the “Reorganization”) and pursuant to the Agreement and Plan of Reorganization among the Acquiring Fund, the Target Fund, and Touchstone Advisors, Inc. (for purposes of Section 9.1 of the Agreement and Plan of Reorganization only), substantially in the form included in the Registration Statement (the “Agreement”).
You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. In connection with rendering this opinion, we have examined the Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), certain actions of the Trustees of the Trust related to the authorization and issuance of the Shares, and such other documents as we, in our professional opinion, have deemed necessary or appropriate as a basis for the opinions set forth below. In examining the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of documents purporting to be originals and the conformity to originals of all documents submitted to us as copies. As to questions of fact material to our opinion, we have relied (without investigation or independent confirmation) upon the representations contained in the above-described documents and on certificates and other communications from public officials and officers and Trustees of the Trust.
Our opinion, as set forth herein, is based on the facts in existence on the date hereof, and is limited to the statutory laws and regulations (other than the conflict of law rules) of the Commonwealth of Massachusetts, as in existence on the date hereof, and which, in our experience, are normally directly applicable to the issuance of units of beneficial interest by an entity such as the Trust. We express no opinion with respect to any other laws or regulations. No opinion is given herein as to the choice of law which any tribunal may apply. In addition, to the extent that the Declaration of Trust or the By-Laws refer to, incorporate or require compliance with the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Acquiring Fund, except for the internal substantive laws of the Commonwealth of Massachusetts, as aforesaid, we have assumed compliance with such reference, incorporation or requirement by the Acquiring Fund.

We have also assumed for purposes of this opinion that (i) the number of Shares to be issued pursuant to the Registration Statement and the Agreement will not exceed the amount of such Shares needed to consummate the Reorganization; (ii) the Agreement will have been duly completed, executed and delivered by the parties thereto in substantially the form included in the Registration Statement; (iii) any consents or approvals required, necessary or otherwise advisable for the Reorganization will have been received prior to the issuance of the Shares; (iv) the documents referred to herein that we examined in connection with rendering this opinion will not have been modified, amended, altered, withdrawn or revoked and will be in full force and effect on the date of issuance of the Shares; and (v) there will not have been any changes in applicable law or any other facts or circumstances relating to the Reorganization as of the date of the issuance of the Shares.
Based upon and subject to the foregoing and the qualifications set forth below, we are of the opinion that (a) the Shares to be issued pursuant to the Registration Statement and the Agreement have been duly authorized for issuance by the Trust; and (b) when issued and paid for upon the terms provided in the Registration Statement and the Agreement, such Shares will be validly issued, fully paid and non-assessable.
Under Massachusetts law, shareholders of a “Massachusetts business trust” could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims Shareholder and former Shareholder personal liability in connection with Trust Property or the acts, obligations, or affairs of the Trust. The Declaration of Trust provides that the Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been s Shareholder. Thus, the risk of liability is limited to circumstances in which the Trust would be unable to meet its obligations. Capitalized terms in this paragraph not otherwise defined in this opinion have the same meanings as ascribed to them in the Declaration of Trust.
This opinion is rendered in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement, the discussion of this opinion in the Joint Proxy Statement and Prospectus included in the Registration Statement and the reference to us in the Joint Proxy Statement and Prospectus. In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder. Except as specifically authorized above in this paragraph, this opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any government agency or any other person, without, in each case, our prior written consent. This opinion is given to you as of the date hereof, and we assume no obligation to advise you of any change that may hereafter be brought to our attention. The opinions expressed herein are matters of professional judgment and are not a guarantee of result.

Very truly yours, /s/ Vedder Price P.C. Vedder Price P.C.

Chicago
New York
Washington, DC
London
San Francisco
Los Angeles
Singapore
vedderprice.com

April 30, 2019

Touchstone Variable Series Trust
Touchstone Large Cap Core Equity Fund
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Ladies and Gentlemen:
We have acted as counsel to Touchstone Variable Series Trust, a Massachusetts business trust (the “Trust”), in connection with the filing of the Trust’s registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), relating to the issuance of Class SC shares of beneficial interest, no par value (the “Shares”), of Touchstone Common Stock Fund, a series of the Trust (the “Acquiring Fund”), pursuant to the proposed reorganization of Touchstone Large Cap Core Equity Fund (the “Target Fund”), a series of the Trust, as described in the Registration Statement (the “Reorganization”) and pursuant to the Agreement and Plan of Reorganization among the Acquiring Fund, the Target Fund, and Touchstone Advisors, Inc. (for purposes of Section 9.1 of the Agreement and Plan of Reorganization only), substantially in the form included in the Registration Statement (the “Agreement”).
You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. In connection with rendering this opinion, we have examined the Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Trust’s Amended and Restated By-Laws (the “By-Laws”), certain actions of the Trustees of the Trust related to the authorization and issuance of the Shares, and such other documents as we, in our professional opinion, have deemed necessary or appropriate as a basis for the opinions set forth below. In examining the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of documents purporting to be originals and the conformity to originals of all documents submitted to us as copies. As to questions of fact material to our opinion, we have relied (without investigation or independent confirmation) upon the representations contained in the above-described documents and on certificates and other communications from public officials and officers and Trustees of the Trust.
Our opinion, as set forth herein, is based on the facts in existence on the date hereof, and is limited to the statutory laws and regulations (other than the conflict of law rules) of the Commonwealth of Massachusetts, as in existence on the date hereof, and which, in our experience, are normally directly applicable to the issuance of units of beneficial interest by an entity such as the Trust. We express no opinion with respect to any other laws or regulations. No opinion is given herein as to the choice of law which any tribunal may apply. In addition, to the extent that the Declaration of Trust or the By-Laws refer to, incorporate or require compliance with the Investment Company Act of 1940, as amended, or any other law or regulation applicable to the Acquiring Fund, except for the internal substantive laws of the Commonwealth of Massachusetts, as aforesaid, we have assumed compliance with such reference, incorporation or requirement by the Acquiring Fund.

We have also assumed for purposes of this opinion that (i) the number of Shares to be issued pursuant to the Registration Statement and the Agreement will not exceed the amount of such Shares needed to consummate the Reorganization; (ii) the Agreement will have been duly completed, executed and delivered by the parties thereto in substantially the form included in the Registration Statement; (iii) any consents or approvals required, necessary or otherwise advisable for the Reorganization will have been received prior to the issuance of the Shares; (iv) the documents referred to herein that we examined in connection with rendering this opinion will not have been modified, amended, altered, withdrawn or revoked and will be in full force and effect on the date of issuance of the Shares; and (v) there will not have been any changes in applicable law or any other facts or circumstances relating to the Reorganization as of the date of the issuance of the Shares.
Based upon and subject to the foregoing and the qualifications set forth below, we are of the opinion that (a) the Shares to be issued pursuant to the Registration Statement and the Agreement have been duly authorized for issuance by the Trust; and (b) when issued and paid for upon the terms provided in the Registration Statement and the Agreement, such Shares will be validly issued, fully paid and non-assessable.
Under Massachusetts law, shareholders of a “Massachusetts business trust” could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims Shareholder and former Shareholder personal liability in connection with Trust Property or the acts, obligations, or affairs of the Trust. The Declaration of Trust provides that the Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been s Shareholder. Thus, the risk of liability is limited to circumstances in which the Trust would be unable to meet its obligations. Capitalized terms in this paragraph not otherwise defined in this opinion have the same meanings as ascribed to them in the Declaration of Trust.
This opinion is rendered in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement, the discussion of this opinion in the Joint Proxy Statement and Prospectus included in the Registration Statement and the reference to us in the Joint Proxy Statement and Prospectus. In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder. Except as specifically authorized above in this paragraph, this opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any government agency or any other person, without, in each case, our prior written consent. This opinion is given to you as of the date hereof, and we assume no obligation to advise you of any change that may hereafter be brought to our attention. The opinions expressed herein are matters of professional judgment and are not a guarantee of result.

Very truly yours, /s/ Vedder Price P.C. Vedder Price P.C.